Exhibit 10.2

AMENDMENT #1

TO

STOCK PURCHASE AGREEMENT

Reference is made to the Stock Purchase Agreement (the “Agreement”) dated August 9, 2004, by and among Segmentz, Inc., a Delaware corporation (the “Buyer”), and Mike Welch, John Welch, Jim Welch, Keith Avery and Ralf Mojsiejenko (collectively the “Sellers”). The Buyer and the Sellers are referred to collectively herein as the “Parties.”

1. The Parties hereby agree that Section 2(d), Section 10(a)(iii), and Section 10(a)(iv) of the Agreement shall each be amended to extend the “drop dead date” from August 30, 2004, to September 15, 2004.

2. The Parties hereby agree that except as modified herein, the Agreement shall remain in full force and effect.

3. This Amendment #1 to Stock Purchase Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment #1 to Stock Purchase Agreement to be executed on its behalf as of August 30, 2004.

Segmentz, Inc.

By:	/s/ Allan Marshall
Name:	Allan Marshall
Its:	Chief Executive Officer

[REMAINING SIGNATURES ON FOLLOWING PAGE]

/s/ Mike Welch
Mike Welch

/s/ John Welch
John Welch

/s/ Jim Welch
Jim Welch

/s/ Keith Avery
Keith Avery

/s/ Ralf Mojsienko
Ralf Mojsiejenko

AMENDMENT #2

TO

STOCK PURCHASE AGREEMENT

Reference is made to the Stock Purchase Agreement (the “Agreement”) dated August 9, 2004, by and among Segmentz, Inc., a Delaware corporation (the “Buyer”), and Mike Welch, John Welch, Jim Welch, Keith Avery and Ralf Mojsiejenko (collectively the “Sellers”). The Buyer and the Sellers are referred to collectively herein as the “Parties.” All capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

1. Effective Date. The Parties hereby agree that for all purposes the Closing Date shall be August 31, 2004, and that, notwithstanding the foregoing, the effective date of Closing of all transactions set forth in the Agreement shall be August 1, 2004.

The Parties further agree that notwithstanding any provision of the Agreement to the contrary, the Buyer shall indemnify and hold harmless Sellers against any claims, demands, costs, expenses, including attorneys’ fees and court costs, damages, lawsuits, actions, causes of action, assessments, penalties, interest, judgments, liabilities and losses, arising from or relating to the agreement to make August 1, 2004 the effective date of Closing.

2. Sublease of Building. The Parties hereby agree that the last sentence of Section 2(c) of the Agreement is hereby deleted.

3. Name Change. The Parties hereby agree that the following shall be added as Section 6(i) of the Agreement:

“(i) Name Change. Upon the Closing of the transactions set forth in this Agreement, Seller’s shall promptly change the names of all Subsidiaries and/or Affiliate’s of Target to delete, where applicable, the word “Express” and the numeral “1” and any derivatives thereof from said names.”

4. Target Litigation. Notwithstanding any provision of the Agreement to the contrary, the Parties hereto agree as follows:

(a) Seller’s have disclosed in Section 4(t) of the Disclosure Schedule all items required to be disclosed therein by Section 4(t) of the Agreement.

(b) Seller’s shall indemnify and hold harmless Buyer against any claims, demands, costs, expenses, including attorneys’ fees and court costs, damages, lawsuits, actions, causes of action, assessments, judgments, liabilities and losses, arising from or relating to the litigation matters set forth in Schedule 4(t) of the Disclosure Schedule (a “Litigation Loss”), to the extent that said Litigation Loss exceeds $250,000.

5. Sole Amendments. The Parties hereby agree that except as modified herein, the Agreement shall remain in full force and effect.

6. Counterparts. This Amendment #2 to Stock Purchase Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment #2 to Stock Purchase Agreement to be executed on its behalf as of August 31, 2004.

Segmentz, Inc.

By:	/s/ Allan Marshall
Name:	Allan Marshall
Its:	Chief Executive Officer

[REMAINING SIGNATURES ON FOLLOWING PAGE]

/s/ Mike Welch
Mike Welch

/s/ John Welch
John Welch

/s/ Jim Welch
Jim Welch

/s/ Keith Avery
Keith Avery

/s/ Ralf Mojsienko
Ralf Mojsiejenko